UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) November 1, 2006

Commission File Number of issuing entity:

333-131213-25

RALI Series 2006-QS16 Trust

________________________________________________________

(Exact name of issuing entity)

Commission File Number of depositor:

333-131213

Residential Accredit Loans, Inc.

________________________________________________________

(Exact name of depositor as specified in its charter)

Residential Funding Company, LLC

____________________________________________________________

(Exact name of sponsor as specified in its charter)

DELAWARE	None
(State or other jurisdiction	(I.R.S. employer
of incorporation)	identification no.)

c/o 8400 Normandale Lake Blvd., Suite 250, Minneapolis, MN    55437

(Address of principal executive offices)    (Zip code)

Registrant’s telephone number, including area code (952) 857-7000

_________________________________________________________________

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.	Other Events.

The original Form 8-K, filed on December 14, 2006, is hereby amended by this Form 8-K/A to attach the Confirmation, dated as of November 29, 2006, between Deutsche Bank Trust Company Americas, as trustee on behalf of the RALI Series 2006-QS16 Trust, and The Royal Bank of Scotland plc.

Item 9.	Financial Statements, Pro Forma Financial Information and Exhibits.

	(a)	Not applicable

	(b)	Not applicable

	(c)	Exhibits (executed copies): The following execution copies of Exhibits:
to the Form S-3 Registration Statement of the Registrant are hereby filed

Sequentially
Exhibit		Numbered
Number		Exhibit Page

10.3	Confirmation, dated as of November 29, 2006, between Deutsche Bank Trust Company Americas, as trustee on behalf of the RALI Series 2006-QS16 Trust, and The Royal Bank of Scotland plc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

RESIDENTIAL ACCREDIT LOANS, INC.

By: /s/Jeffrey Blaschko
Name: Jeffrey Blaschko
Title: Vice President

Dated: December 22, 2006

Form 8-K/A

Exhibit 10.3

Confirmation, dated as of November 29, 2006, between Deutsche Bank Trust Company Americas, as trustee on behalf of the RALI Series 2006-QS16 Trust, and The Royal Bank of Scotland plc.

Form 8-K/A